UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

 UTC North American Fund, Inc.
Letter to Shareholders

Dear Shareholders:

For the twelve months ended December 31st 2011, the UTC North American Fund had a net return of -3.47%, underperforming the blended index benchmark return of 4.10% by 7.57%. The equity markets posted positive returns for the period in review, returning 2.11%, whilst the bond markets returned 8.74%.

The Fund’s performance was negatively affected by its overweight and underweight position in equities and bonds, respectively. The Fund’s overweight position in equities for the greater part of the year, that is, for the nine month period ended 30th September 2011, was the main reason the Fund did not achieve its benchmark return.

Over the nine month period, bonds outperformed equities by a significant 16.15% due to the increased risk aversion caused by the Euro-Zone debt crisis, the Standard and Poor’s downgrade of U.S. sovereign debt and slowing global economic growth. Adjustments in the Fund’s asset allocation were done in Q4 2011 by reducing and increasing the equity and bond components, respectively. This adjustment to the Fund’s holdings in equities and bonds were necessary at that time, due to the continued levels of uncertainty in financial markets and continued economic weakness in the U.S.

For the year 2011, the defensive sectors of the equity markets such as the Utilities and Consumer Staples sectors, were the best performers, posting gains of 14.83% and 10.53%, respectively, while the sectors sensitive to economic growth, such as Materials and Financials, posted losses of -11.64% and -18.41%, respectively.

On a positive note, distributions of U.S.$1,176,312 (U.S.$0.39 per share) were paid to the Fund’s shareholders at the end of fiscal 2011.

Global financial markets in 2011 experienced significant volatility and heightened levels of uncertainty from investors stemming from the ongoing debt crisis emanating from the Euro-Zone and the slowing of global economic growth. We expect that these challenging economic times may extend well into 2012. However, we continue to believe, that on a relative basis, the U.S. economy is weathering the global economic challenges better than most developed economies.

U.S. corporate earnings remain fairly strong, with the majority of S&P 500 companies reporting earnings that are above estimates. Additionally, economic indicators in the U.S. such as industrial production, job creation and consumer confidence are all slowly improving. However, issues stemming from the Euro-Zone debt crisis can adversely affect not only the U.S. economy, but the global economy as a whole.

Canadian economic data released in recent weeks has been unexpectedly encouraging. Real Gross Domestic Product grew by an annualized 3.5% in the third quarter of 2011, a turnaround from a 0.5% contraction in the previous quarter. A 14.4% increase in exports was by far the most important economic driver, helped by the reasonable performance of the U.S. economy in those months.

Going forward, the Manager intends to adopt a conservative stance with respect to investment management. Equities that are defensive in nature and perform relatively well in challenging economic times will be favored relative to equities that depend heavily on economic growth to perform. With respect to fixed income (bonds), management will continue to invest in high quality bonds that perform well in a slow growth economic environment. Companies with strong balance sheets and cash flows will be targeted for investment.

Although investors currently face threats within the global investment landscape, there also exist numerous opportunities. As such, the Manager will continue to regularly assess the global economic climate and make necessary changes to investments within the Fund as needed. We are of the view that in this current economic environment, income generation and preservation of shareholders’ capital are of utmost importance.

Ms. Amoy Van Lowe
President

UTC North American Fund Inc. (the "Fund") is distributed in the U.S. by UTC Financial Service USA, Inc. (the "Broker-Dealer"), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of December 31, 2011, are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

UTC North American Fund, Inc.
Investment Results
December 31, 2011

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/01. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BARCLAYS CAPITAL GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays Capital Government/Credit Bond Index, respectively.

	Annualized
	One Year Ended	Five Years Ended	Ten Years Ended
	December 31, 2011	December 31, 2011	December 31, 2011
UTC North American Fund	(3.47)%	(3.72)%	0.26%
S&P 500 Index	2.11%	(0.25)%	2.92%
UTC North American Fund Blended Index	4.10%	1.79%	3.80%
Barclays Capital Government/Credit Bond Index	8.74%	6.55%	5.85%

UTC North American Fund, Inc.
Additional Information on Fund Expenses
December 31, 2011

For the Six Months Ended December 31, 2011

As a shareholder of the mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this Fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/11 – 12/31/11).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2011
	Beginning Value 07/01/11	Ending Value 12/31/11	Expenses Paid During the Period 07/01/11 – 12/31/11*
Actual	$1,000.00	$943.10	$12.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.21	$12.29

*Expenses are equal to the Fund’s annualized expense ratio of 2.60% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
December 31, 2011
(as a % of investments)

UTC North American Fund
Schedule of Investments
December 31, 2011

Shares		Value
	COMMON STOCKS - 66.2%
	Computers & Peripherals - 4.3%
1,890	Apple Inc. (a)	$765,450
23,788	EMC Corp. (a)	512,393
		1,277,843
	Diversified Financial Services - 0.3%
10,799	Bank of America Corp.	60,042
980	Citigroup, Inc.	25,784
		85,826
	Diversified Telecommunication Services - 2.7%
20,224	Verizon Communications Inc.	811,387

	Electric Utilities - 6.9%
46,516	Duke Energy Corp	1,023,352
22,586	The Southern Co.	1,045,506
		2,068,858
	Electronic Equipment, Instruments & Components - 0.8%
17,400	Corning Inc.	225,852

	Food Products - 3.2%
25,656	Kraft Foods, Inc. - Class A	958,508

	Gas Utilities - 2.6%
9,035	ONEOK, Inc.	783,244

	Health Care Providers & Services - 1.9%
6,300	UnitedHealth Group, Inc.	319,284
3,700	WellPoint Inc.	245,125
		564,409
	Hotels, Restaurants & Leisure - 8.7%
10,882	McDonald's Corp.	1,091,791
20,380	Starbucks Corp.	937,684
9,431	Yum! Brands, Inc.	556,523
		2,585,998
	Household Products - 3.0%
13,600	The Procter & Gamble Co.	907,256

	Internet Software & Services - 2.0%
934	Google Inc. - Class A (a)	603,271

	IT Services - 4.5%
13,863	Automatic Data Processing, Inc.	748,741
3,300	International Business Machines Corp. (IBM)	606,804
		1,355,545

Shares		Value
	Life Science Tools & Services - 0.9%
7,500	Agilent Technologies, Inc. (a)	$261,975

	Machinery - 1.4%
4,595	Caterpillar Inc.	416,307

	Metals & Mining - 1.9%
38,656	Yamana Gold Inc. - (b)	567,857

	Oil, Gas & Consumable Fuels - 3.5%
3,729	Chevron Corp.	396,765
7,693	Exxon Mobil Corp.	652,059
		1,048,824
	Pharmaceuticals - 6.6%
12,920	Johnson & Johnson	847,293
51,270	Pfizer Inc.	1,109,483
		1,956,776
	Real Estate Investment Trusts - 1.7%
8,500	American Tower Corp. - Class A (a)	510,085

	Semiconductors & Semiconductor Equipment - 1.6%
19,300	Intel Corp.	468,025

	Specialty Retail - 1.6%
7,200	The TJX Companies, Inc.	464,760

	Thrifts & Mortgage Finance - 2.6%
62,481	New York Community Bancorp, Inc.	772,890

	Tobacco - 3.5%
35,007	Altria Group, Inc.	1,037,958

	TOTAL COMMON STOCKS (Cost $18,120,809)	19,733,454

	EXCHANGE TRADED FUNDS - 9.8%
	Investment Companies - 9.8%
4,705	iShares Barclays Credit Bond Fund	512,422
1,317	iShares Barclays Government/Credit Bond Fund	150,059
12,666	iShares iBoxx Investment Grade Corporate Bond Fund	1,440,884
9,773	Vanguard Total Bond Market ETF	816,436

	TOTAL EXCHANGE TRADED FUNDS (Cost $2,910,807)	2,919,801

Principal Amount		Value
	ASSET BACKED SECURITIES - 0.4%
	Continental Airlines Inc. Pass Thru Certificates
$61,952	Series 2000-2, 7.707%, 10/02/2021, (Acquired 07/19/2005, Cost $62,010) (c)(d)	$66,363
	FedEx Corp.
57,607	1993-A, 8.760%, 05/22/2015	63,655

	TOTAL ASSET BACKED SECURITIES (Cost $123,248)	130,018

	CORPORATE BONDS - 16.6%
	Energy Equipment & Services - 0.0%
	Rowan Companies
14,000	5.880%, 03/15/2012	14,000

	Metals & Mining - 5.1%
565,000	Barrick Gold Corp.	694,873
	Usiminas Commercial Ltd.
750,000	7.250%, 01/18/2018, (Acquired various dates, Cost $782,856) (b)(c)	817,500
		1,512,373
	Oil, Gas & Consumable Fuels - 7.2%
	Husky Energy, Inc.
500,000	7.250%, 12/15/2019 (b)	612,815
	Petroldrill Four Ltd.
75,029	4.620%, 04/15/2016	79,845
	Petroleum Co. of Trinidad & Tobago Ltd.
675,000	9.750%, 08/14/2019 (b)	803,250
	Talisman Energy, Inc.
520,000	7.750%, 06/01/2019 (b)	642,129
		2,138,039
	Road & Rail - 0.4%
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	110,370

	Tobacco - 0.8%
	Altria Group, Inc.
210,000	8.500%, 11/10/2013	237,183

	Transportation - 3.1%
	The Burlington Northern and Santa Fe Railway Co.
85,367	5.943%, 01/15/2022	93,522
	Canadian Pacific Railway Co.
720,000	7.250%, 05/15/2019 (b)	845,452
		938,974

	TOTAL CORPORATE BONDS (Cost $4,865,063)	4,950,939

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - 0.9%
	GS Mortgage Securities Corp. II
$250,000	Series 2007-GG10, Class A4, 5.807%, 08/10/2045 (e)	$272,574

	TOTAL MORTGAGE BACKED SECURITIES (Cost $187,442)	272,574

	U.S. TREASURY BILLS - 6.7%
821,000	0.047%, 06/14/2012	820,824
1,189,000	0.067%, 08/23/2012	1, 188,480

	TOTAL U.S. TREASURY BILLS (Cost $2,009,673)	2,009,304

	Total Investments (Cost $28,217,042) - 100.6%	30,016,090
	Liabilities in Excess of Other Assets - (0.6)%	(185,499)
	TOTAL NET ASSETS - 100.0%	$29,830,591

(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of these securities amounted to $4,983,876 (16.7% of net assets)at December 31, 2011.
(c)	Restricted Security. The total value of restricted securities is $883,863 (3.0% of net assets) at December 31, 2011.
(d)	Illiquid Security. The total value of illiquid securities is $66,363 (0.2% of net assets) at December 31, 2011.
(e)	Variable Rate Security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LCC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Assets and Liabilities
December 31, 2011

ASSETS
Investments, at value (cost $28,217,042)	$30,016,090
Dividends receivable	36,079
Interest receivable	81,416
Cash	132
Receivable from fund shares sold	1,102,515
Other assets	10,808
TOTAL ASSETS	31,247,040

LIABILITIES
Accrued audit fees	49,572
Accrued board meeting fees	21,741
Accrued distribution fees	36,559
Accrued legal fees	23,388
Accrued service fees	18,279
Distribution payable	1,176,311
Payable to advisor	23,880
Payable for capital shares redeemed	5,598
Other accrued expenses	61,121
TOTAL LIABILITIES	1,416,449

NET ASSETS	$29,830,591

Net assets consist of:
Capital stock ($0.01 par value)	29,013,564
Accumulated net realized loss on investments sold	(982,021)
Net unrealized appreciation on investments	1,799,048
NET ASSETS	$29,830,591

Shares outstanding (8,000,000 shares authorized)	3,157,339

Net asset value, redemption price and offering price per share (1)	$9.45

(1) A redemption fee may be charged. Redemption price will vary based upon the time the Fund is held.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Operations
For The Period Ended December 31, 2011

INVESTMENT INCOME
Interest income	$223,778
Dividend income (Net of foreign withholding tax of $4,022)	576,080
TOTAL INVESTMENT INCOME	799,858

EXPENSES
Distribution fees (Notes 4 and 5)	153,695
Advisory fees (Notes 3 and 5)	151,847
Professional fees	131,682
Shareholder servicing and accounting costs	103,458
Service fees (Notes 4 and 5)	76,847
Administration fees	55,710
Custody fees	22,553
Board meeting expense (Note 5)	12,258
Directors fees and expenses	9,944
Federal and state registration fees	2,955
Other expenses	35,329
TOTAL EXPENSES	756,278

NET INVESTMENT INCOME	43,580

REALIZED AND UNREALIZED LOSS
Net realized loss from security transactions	(1,090,919)
Change in unrealized appreciation / depreciation on investments	(25,987)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,116,906)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,073,326)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$43,580	$87,616
Net realized gain (loss) on investments	(1,090,919)	3,525,543
Change in unrealized appreciation / depreciation on investments	(25,987)	(1,726,089)
Net increase (decrease) in net assets from operations	(1,073,326)	1,887,070

FROM DISTRIBUTIONS
Net investment income	(79,632)	-
Net realized gain on investments	(1,096,680)	-
Net decrease in net assets resulting from distributions paid	(1,176,312)	-

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	176,194	273,263
Net asset value of shares issued in reinvestment of distributions to shareholders	1,102,390	-
Payments for shares redeemed	(662,851)	(5,314,690)
Redemption fees	-	1,146
Net increase (decrease) in net assets resulting from capital share transactions	615,733	(5,040,281)

TOTAL DECREASE IN NET ASSETS	(1,633,905)	(3,153,211)

NET ASSETS
Beginning of year	31,464,496	34,617,707

End of year	$29,830,591	$31,464,496

CHANGE IN SHARES OUTSTANDING:
Shares sold	17,170	28,292
Reinvestment of distributions	116,655	-
Shares redeemed	(64,425)	(523,924)
Net Increase (Decrease)	69,400	(495,632)
Beginning shares	3,087,939	3,583,571
Ending shares	3,157,339	3,087,939

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns do not reflect payment of sales charges, if any.

	Year Ended December 31,
	2011	2010	2009		2008		2007
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of year	$10.19	$9.66	$8.24		$12.10		$11.89

Income from investment operations:

Net investment income (loss)	0.02 (1)	0.01 (1)	(0.01	) (2)	(0.01	) (1)	(0.12	) (1)
Net realized and unrealized

gain (loss) on investments	(0.37)	0.52	1.43		(3.85)		0.33

Total from investment operations	(0.35)	0.53	1.42		(3.86)		0.21

Less distributions

From net investment income	(0.03)	-	-		-		-
From net realized gains	(0.36)	-	-		-		-

Total Distributions	(0.39)	-	-		-		-

Net asset value, end of year	$9.45	$10.19	$9.66		$8.24		$12.10

Total return	(3.47)%	5.49%	17.23%		(31.90)%		1.77%

Supplemental data and ratios:

Net assets, end of period (in thousands)	$29,831	$31,464	$34,618		$30,599		$16,134

Ratio of expenses to average net assets	2.46%	2.51%	2.97%		3.93%		3.51%

Ratio of net investment income (loss) to average net assets	0.14%	0.25%	(0.11)%		(1.37)%		(0.95)%

Portfolio turnover rate	114.22%	64.61%	33.49%		19.95%		4.73%

(1)	Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
 Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Summary of Fair Value Measurement at December 31, 2011

In accordance with the Financial Accounting Standard Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosure, fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed ADRs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund's portfolio as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$63,655	$66,363	$130,018
Common Stocks	19,733,454	-	-	19,733,454
Corporate Bonds	-	4,950,939	-	4,950,939
Exchange Traded Funds	2,919,801	-	-	2,919,801
Mortgage Backed Securities	-	272,574	-	272,574
U.S. Treasury Bills	2,009,304	-	-	2,009,304

Total*	$24,662,559	$5,287,168	$66,363	$30,016,090

Investments in Securities
Fair Value Measurement Using Significant	Period Ended
Unobservable Inputs (Level 3)	December 31, 2011

Fair Value as of 12/31/10	$69,182
Total unrealized gain (losses) included in earnings	(2,819)
Total realized gain (losses) included in earnings	-
Purchases	-
Sales	-
Transfers in (out)	-
Fair Value as of 12/31/11	$66,363

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no significant transfers in and out of Level 1, Level 2 and Level 3 for the period ended December 31, 2011 for the Fund, as compared to their classification from the prior annual report.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 requires additional disclosures regarding fair value measurements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years at which time, the Funds will need to disclose the following:
1.   The amounts of any transfers between Level 1 and Level 2 and the reason for those transfers, and
2.   For level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between the inputs.
Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the period ended December 31, 2011.

b)
Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended December 31, 2008 through December 31, 2011. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e)
Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
 Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
 Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended December 31, 2011 were as follows:

	Purchase	Sales
U.S. Government	$182,421	$-
Other	33,387,241	35,265,845

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Fund had accumulated capital loss carryforwards of $728,127. All capital loss carryforwards accumulated in prior years have been used to offset gains.

LT Amount	ST Amount	Expiration
$ -	$728,127	indefinite

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$28,233,176

Gross unrealized appreciation	$2,993,630
Gross unrealized depreciation	(1,210,716)
Net unrealized appreciation	$1,782,914
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	$-
Other accumulated losses	(965,887)
Total accumulated earnings	$817,027

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions. The tax character of distributions during the years ended December 31, 2011 and December 31, 2010 are as follows:

Distributions paid from:	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Ordinary Income	$79,632	$-
Long-term capital gains	$1,096,680	$-

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October loss for currency and had post-October loss of $237,760 for capital, for the fiscal year ended December 31, 2011.

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2011 undistributed net investment income was increased by $36,052, accumulated net realized losses were increased by $112,329, and additional paid-in capital was decreased by $148,381.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with UTC Fund Services, Inc. (the “Adviser”). Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain affiliate entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $76,847 under this agreement during the period ended December 31, 2011.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the period ended December 31, 2011, UTCFS and UTC earned $153,695.

5.	TRANSACTIONS WITH AFFILIATES

As of December 31, 2011, the Trinidad & Tobago Unit Trust Company (“TTUTC”) owned 67.01% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the Fund.

For the period ended December 31, 2011 the Fund paid to its affiliates, $151,847, $153,695, $76,847 and $12,258 for advisory, distributions fees, services fees and for all board meeting expenses, respectively.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after December 31, 2011 for potential recognition and disclosure. At a Special Meeting of Shareholders of the UTC North American Fund held on January 26, 2012, the shareholders approved the proposal to elect six (6) directors to the Fund, two (2) of which have been previously elected to the Board of Directors by stockholders and four (4) others of which have been recommended and nominated by the Nominating Committee and the Board of Directors.

UTC North American Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of UTC North American Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of UTC North American Fund, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
February 29, 2012

UTC North American Fund, Inc.
Directors and Officers

The management and affairs for the Fund is supervised by the Board of Directors (“Directors”) under the laws of the UTC North American Fund’s state of organization. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Fund’s Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund toll-free at calling 1-800-368-3322.

DIRECTORS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Ajatta Mediratta Age: 46 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present; Investment Banker at Bear Stearns 2006 to 2008	1	None
Lucille Mair Age: 68 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 65 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired, Trust Fund Manager, Bureau of Management for the United National Development Programme (UNDP), 2000 to 2006.	1	None
Dionne Hosten Age: 41 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to present	1	None
Peter Clarke* Age: 56 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since January 2012	Financial Consultant, 2006 to present, Retired as Chief Executive Officer of West Indies Stockbrokers Limited (WISE) in 2005	1	Trinidad and Tobago Unit Trust Corporation since 2006
Marilyn Clarke-Andrews* Age: 54 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Secretary, Interested Director	Indefinite, until successor elected; Since January 2012	Chief Financial Officer, Trinidad & Tobago Unit Trust Corporation (TTUTC), 2003 to present	1	Trinidad and Tobago Unit Trust Corporation since 2006

OFFICERS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 43 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2009
Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 2007 to present;
VP Marketing Ag., Telecommunications Services of Trinidad and Tobago TSTT), 2006 to 2007;
Head of Marketing Communications, TSTT, 2006;

Michelle Persad* Age: 43 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2008	Vice President, Treasury, Trinidad and Tobago Unit Trust Corporation, 2007 to present; Portfolio Manager, Caribbean Court of Justice Trust Fund, 2004 to 2007
Laura Alleyne* Age: 45 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since February 2009	Chief Compliance Officer, UTC Fund Services, Inc., 2009 to present; Marketing Officer, 2006 to 2009; Assistant Branch Manager, 2004 to 2006;

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

UTC North American Fund, Inc.

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

■
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

■
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
Marilyn Clarke-Andrews, Director, Secretary
Ajatta Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Annual Report December 31, 2011

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$42,800	$41,200
Audit-Related Fees	$0	$0
Tax Fees	$5,485	$5,300
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by PriceWaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	$5,485	$5,300
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President

Date  March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President

Date  March 7, 2012

By  /s/Michelle Persad
       Michelle Persad, Treasurer

Date  March 7, 2012